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                        FIRST AMENDMENT TO LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated this 11th day of August, 1997, amends that certain Loan Agreement dated June 25, 1997 (the "Loan Agreement") by and among Pharmaceutical Product Development, Inc., the Guarantors identified in the Loan Agreement and First Union National Bank, successor-in-interest to First Union National Bank of North Carolina.

         For and in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties amend the Loan Agreement as follows:

         1. A definition of "Material Subsidiary" is added to Section 1 of the Loan Agreement, to read as follows:

         "Material Subsidiary" means each subsidiary of the Borrower with either a ten percent (10%) or greater revenue contribution to the total revenue of the Borrower and its subsidiaries determined on a consolidated basis, or control or ownership of ten percent (10%) or more of the total assets of the Borrower and its subsidiaries determined on a consolidated basis.

         2. Section 3.8 of the Loan Agreement is rewritten as follows:

         "3.8 Joinder of Additional Guarantors. Borrower shall from time to time after the date hereof, join all Material Subsidiaries (who are not already listed as Guarantors hereunder) as Guarantors hereunder by causing each such Material Subsidiary to execute in favor of the Bank a Joinder Agreement in the form attached as Annex C."

         3. Section 6.9(c) is rewritten as follows:

         "(c) Investments in and to a Credit Party or any wholly-owned subsidiary of the Borrower; and".

         The Loan Agreement, as herein amended, shall continue in full force and effect.




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         IN WITNESS WHEREOF, the parties have caused this First Amendment to
Loan Agreement to be executed as of the date first hereinabove stated.


BORROWER Pharmaceutical Product Development, Inc., a North Carolina corporation


                                      By:      /s/ Fred B. Davenport, Jr.
                                               --------------------------
                                      Name:    Fred B. Davenport, Jr.
                                      Title:   Vice President



GUARANTORS:                           PPD Pharmaco, Inc.,
                                      a Texas corporation

                                      By:      /s/ Fred B. Davenport, Jr.
                                               --------------------------
                                      Name:    Fred B. Davenport, Jr.
                                      Title:   Vice President



                                      APBI Environmental Sciences Group, Inc., a Virginia Corporation

                                      By:      /s/ Fred B. Davenport, Jr.
                                               --------------------------
                                      Name:    Fred B. Davenport, Jr.
                                      Title:   Vice President


BANK:                                 First Union National Bank

                                      By:      /s/ Mendel Lay, Jr.
                                               -------------------
                                      Name:    Mendel Lay, Jr.
                                      Title:   Vice President